Exhibit 10.1

COMMENCEMENT DATE MEMORANDUM

Lease Date:    February 22, 2019

Landlord:        SWIG 631 FOLSOM, LLC, a Delaware limited liability company, and SIC HOLDINGS, LLC, a Delaware limited liability company

Tenant:    ASANA, INC., a Delaware corporation

Floor(s):    Second (2nd), Third (3rd), Fourth (4th), Fifth (5th), Sixth (6th) (collectively, Phase I Premises) Pursuant to the above-referenced Lease, Landlord and Tenant agree as follows:
The Initial Commencement Date is November 24, 2020.

The Commencement Date for the Phase I Premises is November 24, 2020.

As of the Initial Commencement Date, Tenant’s Share is 52.34% of the Office Space (51.25% of the Building) (representing the Tenant’s Share with respect to all Floors for which the Term has commenced as of such date).

As of the Initial Commencement Date, the Base Monthly Rental payable under the Lease is $1,113,360.00 (representing the total Base Monthly Rental payable with respect to the Phase I Premises and subject to Tenant’s right to Abated Base Monthly Rental for the first four full calendar months of the Term, as set forth in Paragraph 3.D of the Original Lease and the application of any pre-paid Rent).

The Initial Rental Rate End Date is November 30, 2021.

This Commencement Date Memorandum may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. THE PARTIES HERETO CONSENT AND AGREE THAT THIS COMMENCEMENT DATE MEMORANDUM MAY BE SIGNED AND/OR TRANSMITTED BY FACSIMILE, E-MAIL OF A .PDF DOCUMENT OR USING ELECTRONIC SIGNATURE TECHNOLOGY (E.G., VIA DOCUSIGN OR SIMILAR ELECTRONIC SIGNATURE TECHNOLOGY), AND THAT SUCH SIGNED ELECTRONIC RECORD SHALL BE VALID AND AS EFFECTIVE TO BIND THE PARTY SO SIGNING AS A PAPER COPY BEARING SUCH PARTY'S HAND-WRITTEN SIGNATURE. THE PARTIES FURTHER CONSENT AND AGREE THAT (1) TO THE EXTENT A PARTY SIGNS THIS COMMENCEMENT DATE MEMORANDUM USING ELECTRONIC SIGNATURE TECHNOLOGY, BY CLICKING "SIGN", SUCH PARTY IS SIGNING THIS COMMENCEMENT DATE MEMORANDUM ELECTRONICALLY, AND (2) THE ELECTRONIC SIGNATURES APPEARING ON THIS COMMENCEMENT DATE MEMORANDUM SHALL BE TREATED, FOR PURPOSES OF VALIDITY, ENFORCEABILITY AND ADMISSIBILITY, THE SAME AS HAND-WRITTEN SIGNATURES.

TENANT
ASANA INC., a Delaware Corporation

By:     /s/ Tim Wan

Its: CFO

By:     /s/ Dustin Moskovitz

Its: CEO

Date: 5/17/2021

Exhibit 10.1
COMMENCEMENT DATE MEMORANDUM

Lease Date:    February 22, 2019

Landlord:        SWIG 631 FOLSOM, LLC, a Delaware limited liability company, and SIC HOLDINGS, LLC, a Delaware limited liability company

Tenant:    ASANA, INC., a Delaware corporation

Floor(s):    Seventh (7th), Eighth (8th), Ninth (9th) (collectively, Phase II Premises)

Pursuant to the above-referenced Lease, Landlord and Tenant agree as follows: The Initial Commencement Date is November 24, 2020.
The Commencement Date for the Phase II Premises is January 24, 2021.

As of the date hereof, Tenant’s Share is 75.72% of the Office Space (74.15% of the Building) (representing the Tenant’s Share with respect to all Floors for which the Term has commenced).

As of the Commencement Date for the Phase II Premises, the Base Monthly Rental payable under the Lease is
$1,610,784.00 (representing the total Base Monthly Rental payable with respect to all Floors for which the Term has commenced, that is, both the Phase I Premises and the Phase II Premises, and subject to Tenant’s right to Abated Base Monthly Rental as set forth in Paragraph 3.D of the Original Lease and the application of any pre-paid Rent).

This Commencement Date Memorandum may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. THE PARTIES HERETO CONSENT AND AGREE THAT THIS COMMENCEMENT DATE MEMORANDUM MAY BE SIGNED AND/OR TRANSMITTED BY FACSIMILE, E-MAIL OF A .PDF DOCUMENT OR USING ELECTRONIC SIGNATURE TECHNOLOGY (E.G., VIA DOCUSIGN OR SIMILAR ELECTRONIC SIGNATURE TECHNOLOGY), AND THAT SUCH SIGNED ELECTRONIC RECORD SHALL BE VALID AND AS EFFECTIVE TO BIND THE PARTY SO SIGNING AS A PAPER COPY BEARING SUCH PARTY'S HAND-WRITTEN SIGNATURE. THE PARTIES FURTHER CONSENT AND AGREE THAT (1) TO THE EXTENT A PARTY SIGNS THIS COMMENCEMENT DATE MEMORANDUM USING ELECTRONIC SIGNATURE TECHNOLOGY, BY CLICKING "SIGN", SUCH PARTY IS SIGNING THIS COMMENCEMENT DATE MEMORANDUM ELECTRONICALLY, AND (2) THE ELECTRONIC SIGNATURES APPEARING ON THIS COMMENCEMENT DATE MEMORANDUM SHALL BE TREATED, FOR PURPOSES OF VALIDITY, ENFORCEABILITY AND ADMISSIBILITY, THE SAME AS HAND-WRITTEN SIGNATURES.

TENANT
ASANA INC., a Delaware Corporation

By:     /s/ Tim Wan

Its: CFO

By:     /s/ Dustin Moskovitz

Its: CEO

Date: 5/17/2021